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                                                                    Exhibit 10.9

[LETTERHEAD OF NEPHROS]

AMENDMENT TO EMPLOYMENT AGREEMENT

This is an AMENDMENT (the "Amendment") to the Employment Agreement between Nephros, Inc. ("the Company") and Norman J. Barta ("Executive") dated as of November 21, 2002 (the "Employment Agreement"). Intending to be legally bound, the Company and Executive hereby agree as follows:

Paragraph 1 of the Employment Agreement is hereby amended in its entirety to read as follows:

                  1.   Term.

                       The term of this Agreement shall be the period commencing on November 21, 2002, and ending on June 30, 2007 (the "Term").

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed on its behalf by its duly authorized agent and Executive has duly executed this Amendment, all as of May 31, 2004.

NEPHROS, INC.                                   EXECUTIVE


By:  /s/ Eric A. Rose, MD                       /s/ Norman J. Barta
    ------------------------------              --------------------------------
Eric A. Rose, MD                                Norman J. Barta
Chairman of the Board of Directors